HERITAGE EQUITY FUNDS

                          HERITAGE INCOME-GROWTH TRUST

     SUPPLEMENT DATED APRIL 16, 2001 TO THE PROSPECTUS DATED JANUARY 2, 2001

        The Board of Trustees of the Trust recently approved the appointment of Thornburg Investment Management, Inc. ("Thornburg"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, to serve as an additional subadviser to Heritage Income-Growth Trust. This appointment is subject to shareholder approval at a special shareholders meeting scheduled to be held on or about June 15, 2001, or any adjournment thereof. If approved by shareholders, Thornburg will serve as an additional subadviser to the Trust. Heritage Asset Management, Inc., the Trust's manager, initially intends to allocate all of the Trust's assets to Thornburg's management. Thornburg has been an investment adviser since 1982 and, as of April 1, 2001, had approximately $4 billion of assets under its discretionary management. Thornburg would receive a subadvisory fee to be paid solely by Heritage and not by the Trust.